Summary Prospectus March 1, 2012
ISI North American Government Bond Fund Class A Shares (NOAMX) Class C Shares (NORCX) Class I Shares (NORIX)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://www.isifunds.com/prospectus.html. You can also get this information at no cost by calling 1-800-955-7175 or by sending an e-mail request to info@isifunds.com. The current Prospectus and Statement of Additional Information dated March 1, 2012 are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Fund is to provide a high level of income, consistent with prudent investment risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on the purchase of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the ISI Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charges” section on page 13 of this Prospectus and the “Distribution of Fund Shares” section on page 23 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment):
	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the net asset value at purchase or sale)	None	1.00%1	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

1	A sales charge is imposed if you sell Class C shares within one year of your purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class A Shares	Class C Shares	Class I Shares
Management Fees	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.40%	1.00%	None
Other Expenses	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses	1.18%	1.78%	0.78%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 417	$ 664	$ 931	$1,690
Class C Shares	$ 281	$ 561	$ 965	$2,096
Class I Shares	$ 80	$ 250	$ 434	$ 967

You would pay the following expenses if you did NOT redeem your shares at the end of the periods shown:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$ 417	$ 664	$ 931	$1,690
Class C Shares	$ 181	$ 561	$ 965	$2,096
Class I Shares	$ 80	$ 250	$ 434	$ 967

North American Government Bond Fund, Inc.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities issued or guaranteed by the governments of the United States, Canada and Mexico. These securities include the following:

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U.S. Government Securities are securities issued directly by the U.S. Treasury. These securities include Treasury bills, notes and bonds and U.S. Treasuries issued without coupons (“STRIPS”). They are backed by the “full faith and credit” of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due.

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Canadian Government Securities are securities issued or guaranteed by the Canadian government, any of its provinces, or by their political subdivisions, agencies or instrumentalities. These securities include government of Canada bonds and government of Canada Treasury bills. Canadian government securities will generally be rated at the time of purchase in the two highest rating categories by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Rating Group (“S&P”) or if not rated, are determined to be of equivalent quality by the Advisor.

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Mexican Government Securities are securities issued or guaranteed by the Mexican government or its political subdivisions, agencies or instrumentalities. These securities are denominated and payable in the Mexican peso. Mexican government securities will generally be rated at the time of purchase in the three highest rating categories by Moody’s or S&P or if not rated, are determined to be of equivalent quality by the Advisor.

The Advisor will actively allocate the Fund’s investments among the United States, Canada and Mexico, based upon its analyses of market conditions, relative yields, and changes in economic and political conditions in these countries. In addition, the Advisor will consider its own forecasts regarding interest rate changes and changes in exchange rates among U.S., Canadian and Mexican currencies. The Fund may invest up to 33% of its total assets in Canadian securities and up to 25% of its total assets in Canadian government securities. The Fund may invest up to 33% of its total assets in Mexican securities and up to 25% of its total assets in Mexican government securities. It is possible that from time to time, none of the Fund’s assets will be invested in either Canada or Mexico.

The Advisor will select securities of varying maturities depending upon its assessment of the relative yields available on securities with different maturities and its expectations of future changes in interest rates. It is expected that the Fund will have an average maturity of approximately 10 years or less during periods of stable or rising interest rates and an average maturity of over 10 years during periods of declining interest rates. The Advisor may shorten or lengthen the Fund’s average maturity based on its forecasts for interest rates.

The Fund may purchase and sell futures contracts on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes. The Fund may also purchase and sell currency futures contracts as a hedge to protect against anticipated changes in currency rates. The Fund may also write (sell) covered call options on futures contracts, purchase put and call options on futures contracts and may enter into closing transactions with respect to such options on futures contracts purchased or sold. The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any Canadian or Mexican currencies and on such indexes of U.S. or foreign fixed-income securities as may exist or come into being, such as the Moody’s Investment Grade Corporate Bond Index.

Principal Risks

The Fund may be suited for you if you are willing to accept the increased risks of investing in Mexican and Canadian government securities, in the hope of achieving a high level of current income and diversifying your investment portfolio.

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund’s share price will vary from day-to-day based upon changes in the price of the securities held by the Fund. The price of these securities will change in response to changes in interest rates, as well as economic and market conditions. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Some of the specific principal risks of investing in the Fund are listed below.

Fixed-Income Securities Risks

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Interest Rate Risk. The value of the Fund’s shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these fluctuations will generally be greater if the Fund holds securities with longer maturities or lower quality ratings.

•
Maturity Risk. Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

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Credit Risk. Credit risk is the risk that the issuer of a security will not be able to make payments of interest and principal when due. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments in that issuer.

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Derivatives Risk. Derivatives, such as futures contracts and options can be highly volatile and involve special risks including correlation, counterparty, and operational risks. Derivatives can be complex instruments and if the value of a derivative does not correlate well with the particular market it is intended to provide exposure to, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments.

Foreign Securities Risks

Investing in foreign countries may involve different risks not present in U.S. investments that may increase the chance that the Fund will lose money. Foreign securities markets may have limited regulatory oversight and greater price volatility, higher trading costs, difficulties in settlement, limits on foreign ownership and less stringent accounting, reporting and disclosure requirements. The price of foreign securities may be affected by news or events unique to a country or region, such as diplomatic, political or economic developments.

Mexico is considered by the markets to be an Emerging Market (“EM”) economy even though it is technically a part of the Organization for Economic Co-operation and Development (“OECD”), an association of developed countries. The Mexican credit ratings on its government bonds are Baa1/BBB for its foreign denominated long-term debt and Baa1/A on its local currency long-term debt. This places Mexico at the upper end of the credit quality spectrum for EM economies. At times, for example when investors want to add to the high quality portion of EM bonds, the markets reward this position. At other times, for example when investors seek to reduce their position in EM bonds, Mexico can become a convenient source of funds. All of this can occur away from the underlying economic situation in Mexico.

Canada has significant natural resource assets, which in the last 10 years has typically produced solid economic results. Canada’s banking policies have also made it possible for their banks to weather the 2008 – 2009 recession as compared with difficulties in most of the rest of the G-7. As a result, Canada’s AAA sovereign rating is very solid. If, for example, the markets sense a risk in Canada’s AAA credit rating, it may cause Canadian bonds and currency to move independently of the day-to-day economic outlook, or even the actual daily action of natural resource prices.

The principal risks for investments in Canada and Mexico are that the bonds and their interest payments are not denominated in U.S. dollars, which is the currency of the Fund. The value of foreign currencies could be adversely affected by both economic changes and changes in the overall currency market.

Non-Diversification and Concentration Risks

The Fund is non-diversified and may invest a greater percentage of its assets in the securities of a particular issuer. As a result, the performance of one or a small number of portfolio holdings can affect the Fund’s overall performance more than if the Fund were diversified. In addition, because the Fund may concentrate its investments in U.S., Canadian or Mexican government securities, the Fund may be more sensitive to adverse changes within a particular country than a fund that does not concentrate its investments.

Management Risks

There can be no assurance that the Advisor’s analyses of economic conditions and its expectations regarding interest rate changes and changes in exchange rates among U.S., Canadian and Mexican currencies will be accurate or that the portfolio strategies based on such analyses will be effective. There is no guarantee that the Fund will achieve its investment objective.

Performance Summary

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Class A shares from year to year for each of the past 10 calendar years. The impact of taxes and sales charges is not reflected in the bar chart; if reflected, returns would be less than those shown. The performance of Class C shares and Class I shares will differ from the performance of Class A shares to the extent that the classes do not have the same expenses or inception dates. The performance table shows how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-882-8585.

Class A Annual Total Returns

During the periods shown in the bar chart, the highest return for a quarter was 6.39% (quarter ended September 30, 2002) and the lowest return for a quarter was -4.30% (quarter ended June 30, 2004).

Average Annual Total Returns
for Periods Ended December 31, 2011

The table below shows how the Fund’s average annual total returns compare with those of the Barclays Capital Intermediate Treasury Index. The table also presents the impact of taxes on the Fund’s Class A returns. Performance for Class I shares is not shown because Class I shares have not been in existence for at least one calendar year. After-tax returns are shown for Class A shares only and after-tax returns for Class C shares and Class I Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

	1 Year	5 Years	10 Years	Since Inception of Class C Shares (May 16, 2003)
Class A Shares
Return Before Taxes	2.75%	5.29%	5.22%
Return After Taxes on Distributions	1.82%	3.84%	3.59%
Return After Taxes on Distributions and Sale of Fund Shares	1.81%	3.71%	3.52%
Class C Shares
Return Before Taxes	4.52%	5.30%	N/A	4.11%
Barclays Capital Intermediate Treasury Index (reflects no deduction for fees, expenses or taxes)	6.57%	6.04%	4.84%	4.59%

Portfolio Management

International Strategy & Investment Inc. is the investment advisor of the Fund.

R. Alan Medaugh, Co-Founder and President of the Advisor, is primarily responsible for the day-to-day management of the Fund’s portfolio and has acted in this capacity since the Fund’s inception in 1993.

Purchase and Sale of Fund Shares

Eligibility

There are no specific eligibility requirements for Class A shares.

Class I shares are offered primarily to institutions, such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, and corporations. Class I shares also may be offered through certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Fund. These arrangements are generally limited to discretionary managed, asset allocation, eligible retirement plans or wrap products offered by broker-dealers and financial institutions. Shareholders participating in these programs may be charged fees by their broker-dealer or financial institution.

Present or former officers, directors and employees (and their eligible family members) of the Fund, the Advisor, its affiliates and retirement plans established for the benefit of such individuals, are also permitted to purchase Class I shares of the Fund.

Minimum Initial Investment

Class A shares and Class C shares have a $5,000 minimum initial investment which may be waived at the discretion of the Fund. The minimum for an IRA, qualified retirement plan or within a wrap-fee account managed by your securities dealer or fund servicing agent is $1,000 which may be waived at the discretion of the Fund.

Class I shares require a minimum initial investment of $100,000, except the minimum initial investment may be waived at the discretion of the Fund. At the Advisor’s or the Fund’s discretion, certain related accounts may be aggregated for purposes of meeting the Class I shares minimum initial investment requirement. The minimum initial investment for Class I shares may also be waived or reduced for certain financial intermediaries that have entered into appropriate arrangements with the Fund or otherwise by the Fund in its discretion.

Minimum Subsequent Investment

The minimum subsequent investment for all classes of shares of the Fund is $100 and the Advisor reserves the right to waive the minimum on subsequent investments.

General Information

You may purchase or redeem (sell) shares of the Fund through your securities dealer or through any fund servicing agent on each day that the Fund is open for business. Transactions must be made through your securities dealer or fund servicing agent, unless the shares are registered in your name. If your Fund shares are registered in your name, transactions may be initiated by written request or by telephone. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call the Fund at 1-800-882-8585.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

When you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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